SCHEDULE 14C INFORMATION

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c)
OF THE
SECURITIES EXCHANGE ACT OF 1934

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)

☒	Definitive Information Statement

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration No.:

3) Filing Party:

4) Date Filed:

Youngevity International, Inc.
2400 Boswell Road
Chula Vista, CA 91914
(619) 934-3980

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Youngevity International, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Youngevity International, Inc., a Delaware corporation (the “Company,” “YGYI,” “we,” or “us”), in connection with action taken by written consent by the holders of a majority of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company to approve, as required by NASDAQ Rules 5635(b) and (d), the issuance of shares of Company common stock on the terms and subject to the conditions described in the Information Statement.

The approval of the issuance of the shares for purposes of NASDAQ Rules 5635(b) and (d) was taken by written consent pursuant to Section 228 of the Delaware General Corporation Law and Section 2.15 of our bylaws, which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. This Information Statement is being furnished to our stockholders of record as of October 29, 2018, referred to as the record date, in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules promulgated by the Securities and Exchange Commission thereunder, solely for the purpose of informing our stockholders of the action taken by the written consent.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

We are mailing this Notice and the accompanying Information Statement to holders of our common stock on or about November 15, 2018.

By Order of the Board of Directors,

/s/ Stephan Wallach
Stephan Wallach
Chairman and Chief Executive Officer

Chula Vista, California
November 14, 2018

GENERAL INFORMATION

Approval of Share Issuance

Youngevity International, Inc., a Delaware corporation (the “Company,” “YGYI,” “we,” or “us”) is sending you this information statement solely for purposes of informing our stockholders of record as of October 29, 2018, which we refer to as the record date, in the manner required by Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Delaware General Corporation Law (the “DGCL”), of the action taken by written consent by the holders of a majority of the issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company to approve, as required by NASDAQ Rules 5635(b) and (d), the issuance of up to 3,804,067 shares of our Common Stock in connection with the Debt Exchange, the Common Stock Private Placement Transaction and Preferred Offering (collectively, the “Proposed Transactions”) described below. See “Overview of the Proposed Transactions.”

NASDAQ Rules 5635(b) requires stockholder approval prior to the issuance of securities when the issuance will result in a change of control of the listed company, which NASDAQ generally deems to occur when, as a result of the issuance, an investor owns, or has the right to acquire, 20% or more of the outstanding shares of common stock or voting power.

NASDAQ Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a company of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price,” which is defined as the lower of the closing price immediately prior to the time of execution of a binding agreement with respect to such issuance or the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement with respect to such issuance.

In the case of the exchange of a note in the aggregate principal amount of $4,000,000 (the “Note”) that we issued to Mr. Grover in 2014 due July 30, 2019 (the “Debt Exchange”), we entered into an exchange agreement with Carl Grover on October 23, 2018, which provides that subject to stockholder approval, we will issue 747,664 shares of our Common Stock (the “Grover Shares”) to Mr. Grover together with a warrant to Mr. Grover to purchase 631,579 shares of our Common Stock (the “Grover Warrant Shares”) upon the exchange of the Note. The Note was convertible into shares of Common Stock at a conversion price of $7.00 per share, which principal amount if fully converted would result in the issuance of 571,428 shares of Common Stock. In addition, upon closing of the Debt Exchange, we agreed to issue to an advisor in connection with the Debt Exchange 30,000 shares of Common Stock (the “Advisor Shares”); a warrant to purchase 80,000 shares of Common Stock at an exercise price of $5.35 per share (the “$5.35 Warrants”) and a warrant to purchase 70,000 shares of Common Stock at an exercise price of $4.75 per share (the “$4.75 Warrants”, and together with the $5.35 Warrants, the “Advisor Warrants.”) (The shares of Common Stock issuable under the Advisor Warrants being collectively referred to as the Advisor Warrant Shares; and the Grover Shares, the Grover Warrant Shares, the Advisor Shares and the Advisor Warrant Shares being collectively referred to as the “Debt Exchange Transaction Shares”).

In the case of the Common Stock private placement transaction (the “Common Stock Private Placement Transaction”), we may issue up to an additional 367,805 shares of our Common Stock as True-up Shares (the “True-up Shares”) and an additional 390,263 shares of Common Stock in addition to the 390,263 shares of Common Stock we already issued in the Common Stock Private Placement and the warrant to purchase 630,526 shares of Common Stock that we already issued in the Common Stock Private Placement (the shares of Common Stock to be issued in the Common Stock Private Placement, being collectively referred to as the “Common Stock Private Placement Shares”).

In the case of the preferred offering (the “Preferred Offering”), we have issued shares of Series C Preferred Stock that convert into 1,394,726 shares of Common Stock and may in the future issue a warrant to purchase up to 1,394,726 shares of Common Stock (the shares of Common Stock issuable upon exercise of the warrant being collectively referred to as the “Series C Common Shares”). In addition, in accordance with the placement agent agreement that we entered into in connection with the Preferred Offering, the placement agent is entitled, as further compensation, to be issued warrants to purchase up to 10% of the warrants issued to certain investors in the Preferred Offering (warrants to purchase 92,030 shares of the Corporation’s Common Stock) at an exercise price of $4.75 per share.

If issued, the Debt Exchange Transaction Shares, the Common Stock Private Placement Shares and the Series C Common Shares (being collectively referred to as the “Stockholder Approval Shares”), together with the shares of our Common Stock already issued and shares of our Common Stock underlying securities already issued in the Proposed Transactions, would equal an aggregate of 6,219,582 shares of Common Stock that represents approximately 28.8% of our issued and outstanding Common Stock as of August 17, 2018, the first date of issuance of securities in the proposed transactions.

We are subject to NASDAQ Rules 5635(b) and (d) since our Common Stock is listed and trades on the NASDAQ Capital Market. Accordingly, NASDAQ Rules 5635(b) and (d) requires us to obtain stockholder approval of the issuance of our Common Stock in the Proposed Transactions.

The approval of the issuance of the Debt Exchange Transaction Shares, the Common Stock Private Placement Shares and the Series C Common Shares by written consent requires the approval of the holders of outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. As of the record date, there were 22,647,670 shares of our Common Stock issued and outstanding which excludes 747,664 shares of Common Stock issued in the Debt Exchange and 30,000 Advisor Shares as noted above.

By a written consent dated October 29, 2018, the holders of a majority of the Company’s issued and outstanding Common Stock, Stephan Wallach and Michelle Wallach, approved the issuance of the Debt Exchange Transaction Shares, the Common Stock Private Placement Shares and the Series C Common Shares for purposes of NASDAQ Rules 5635(b) and (d). Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, such action may not be effected until at least 20 calendar days following the mailing of this Information Statement to our common stockholders. This Information Statement is first being mailed on or about November 15, 2018 to the Company’s common stockholders of record as of the record date.

Notice Pursuant to the Delaware General Corporation Law

Pursuant to Section 228(e) of the DGCL, we are required to provide prompt notice of the taking of a corporate action by written consent to common stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228(e) of the DGCL.

OVERVIEW OF THE PROPOSED TRANSACTIONS

Debt Exchange

Subject to stockholder approval, we have entered into an agreement (the “Exchange Agreement”) with Carl Grover (“Grover”), currently a beneficial owner of greater than five percent (5%) of our outstanding Common Stock (see the section entitled “Security Ownership of Certain Beneficial Owners and Management” set forth below for additional detail regarding our securities owned by Mr. Grover ), to exchange an 8% Secured Convertible Promissory Note held by him (the “Debt Exchange”), which was issued by us on July 31, 2014, in the principal amount of $4,000,000 that was originally convertible into 571,428 shares of Common Stock at a conversion price of $7.00 per share and matures on July 30, 2019 (the “Grover Note”), into 747,664 shares (the “Grover Shares”) of Common Stock, at a conversion price of $5.35 per share. As part of the proposed Debt Exchange subject to stockholder approval, we also agreed to issue to Grover a four-year warrant (the “Grover Warrant”) to purchase 631,579 shares of Common Stock (the “Grover Warrant Shares”) at an exercise price of $4.75 per share. Ascendant Alternative Strategies, LLC, a FINRA broker dealer (“Ascendant”), acted as the Company’s advisor in connection with the Debt Exchange. Upon a closing of the Debt Exchange, we have agreed to issue to Ascendant 30,000 shares of Common Stock (the “Advisor Shares”), a four-year warrant to purchase 80,000 shares of Common Stock at an exercise price of $5.35 per share (the “$5.35 Warrants”) and a four-year warrant to purchase 70,000 shares of Common Stock at an exercise price of $4.75 per share (the “$4.75 Warrants”, and together with the $5.35 Warrants, the “Advisor Warrants.”) (The shares of Common Stock issuable under the Advisor Warrants being collectively referred to as the Advisor Warrant Shares; and the Grover Shares, the Grover Warrant Shares, the Advisor Shares and the Advisor Warrant Shares being collectively referred to as the “Debt Exchange Transaction Shares”). In addition, effective October 19, 2018, Mr. Grover converted all amounts owed to him under a note in the principal amount of $3,000,000 maturing October 2018 into 428,571 shares of Common Stock at a conversion price of $7.00 per share in accordance with its stated terms.

If stockholder approval had not been obtained, if requested by Mr. Grover, we would have been required to repay the Note held by Mr. Grover with cash.

The closing price of the Common Stock on the date we entered into the Agreement, subject to shareholder approval, to effect the Debt Exchange was $7.73.

Copies of the Exchange Agreement, Grover Warrant, $5.35 Warrants, $4.75 Warrants and Advisory Agreement were included as exhibits 4.1, 4.2, 4.3, 10.1 and 10.2 to the Current Report on Form 8-K we filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2018.

Common Stock Private Placement

Between August 31, 2018 and October 5, 2018, we entered into Securities Purchase Agreements (the “Purchase Agreements”) with 9 investors with whom we had a substantial pre-existing relationship (the “Investors”) pursuant to which we sold in a private placement (the “Common Stock Private Placement”) an aggregate of 315,263 shares of Common Stock at an offering price of $4.75 per share and the Investors agreed to purchase an aggregate of 315,263 shares of Common Stock at an offering price of $4.75 per share on or before the date (the “Second Closing Date”) that is three days from the effectiveness of the registration statement filed by us with the Securities Exchange Commission relating to the Offering (the “Registration Statement”), which Registration Statement was filed by us on October 17, 2018. Pursuant to the Purchase Agreements, we issued the Investors Warrants (the “Investor Warrants”) to purchase an aggregate of 630,526 shares of Common Stock (at an exercise price of $4.75 per share, of which 315,263 were are exercisable upon issuance and the remaining 315,263 shares are exercisable any time after the Second Closing Date) and agreed to issue to the Investors an aggregate of 150,000 shares of Common Stock as an advisory fee.

Each Purchase Agreement provides that in the event that the average of the 15 lowest closing prices for our Common Stock during the period beginning on the execution date of such Purchase Agreement (the “Effective Date”) and ending on the date 90 days from the effective date of the Registration Statement (the “Subsequent Pricing Period”) is less than $4.75 per share, then we will issue to the Investors additional shares of our Common Stock (the “True-up Shares”) within three days from the expiration of the Subsequent Pricing Period, according to the following formula: X= [Purchase Price Paid- (A*B)]/B, where:

X= number of True-up Shares to be issued

A= the number of purchased shares acquired by Investor

B= the True-up Price

Notwithstanding the foregoing, in no event may the aggregate number of shares issued by us, including shares of Common Stock issued, shares of Common Stock underlying the Investor Warrants, the shares of Common Stock issued as Advisory Shares and True-up Shares exceed 2.9% of our issued and outstanding Common Stock as of the Effective Date for each $1,000,000 invested in our company. Based upon the foregoing, the maximum number of True-Up Shares that could be issued would be 367,805.

The closing price of the Common Stock on the dates we entered into Purchase Agreements in the Common Stock Private Placement are set forth below:

Closing Date	Closing Price
August 31, 2018	$3.57
September 7, 2018	$3.89
September 13, 2018	$4.17
October 1, 2018	$7.11
October 5, 2018	$7.27

Pursuant to the terms of a Registration Rights Agreement, we agreed to file a registration statement with the Securities and Exchange Commission to register the shares of Common Stock and the shares to be issued as True-up Shares and the shares of Common Stock issuable upon exercise of the Investor Warrants, which registration statement was filed with the Securities and Exchange Commission on October 17, 2018.

The securities issued pursuant to the Purchase Agreements were issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulation promulgated thereunder, including Regulation D.

Copies of the form of Investor Warrants, Purchase Agreement and Registration Rights Agreement entered into in connection with the Common Stock Private Placement were included as exhibits 4.1, 4.2, 4.3, 10.1 and 10.2 to the Current Report on Form 8-K that we filed with the SEC on September 7, 2018.

Preferred Offering

Between August 17, 2018 and October 4, 2018, we entered into a Securities Purchase Agreements (the “Preferred Purchase Agreements”) with 54 investors, pursuant to which we sold in a private placement (the “Preferred Offering”) an aggregate of 697,363 shares of Series C convertible preferred stock, par value $.001 (the Series C Preferred”) and agreed to issue warrants (the “Preferred Warrants”) to purchase up to 1,394,726 shares of our Common Stock at an exercise price of $4.75 per share to Series C Preferred holders that voluntary convert their shares of Series C Preferred to our Common Stock prior to their two-year anniversary of issuance. To date, no warrants have been issued. The securities issued pursuant to the Preferred Purchase Agreements in the initial two closings, after taking into account any warrants to be issued in the future pursuant to the terms of the Preferred Purchase Agreements, were issued at prices deemed to be above the Minimum Price. In addition, in accordance with the Placement Agent Agreement that we entered into in connection with the Preferred Offering, upon the issuance of warrants to investors in the Preferred Offering, the placement agent is entitled, as further compensation, to be issued warrants to purchase up to 10% of the warrants issued to certain investors in the Preferred Offering (warrants to purchase 92,030 shares of the Corporation’s Common Stock) at an exercise price of $4.75 per share.

The closing price of the Common Stock on the dates the Corporation entered into Preferred Purchase Agreements in the Preferred Offering are as set forth below:

Closing Date	Closing Price
August 17, 2018	$4.05
September 19, 2018	$4.35
September 28, 2018	$6.73
October 4, 2018	$8.07

Pursuant to the terms of a Registration Rights Agreement, we agreed to file a registration statement with the Securities and Exchange Commission to register the shares of Common Stock issuable upon conversion of the Series C Preferred and the shares of Common Stock issuable upon exercise of the Preferred Warrants, which registration statement was filed with the Securities and Exchange Commission on October 17, 2018.

The securities issued pursuant to the Preferred Purchase Agreements were issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act and the rules and regulation promulgated thereunder, including Regulation D.

Copies of the Certificate of Designation of Powers, Preferences and Rights of Series C Convertible Preferred Stock and the form of Preferred Warrants, Preferred Purchase Agreement and Registration Rights Agreement entered into in connection with the Preferred Offering were included as exhibit 3.1, 4.1, 10.1, 102 and 10.3 to the Current Report on Form 8-K we filed with the SEC on August 21, 2018.

Nasdaq Rules 5635(b) and (d)

Nasdaq Rule 5635(d) requires stockholder approval prior to an issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a company of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the Minimum Price, which is defined as the lower of the closing price immediately prior to the time of execution of a binding agreement with respect to such issuance or the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the binding agreement with respect to such issuance. The Grover Shares when combined with the Debt Exchange Transaction Shares, the Common Stock Private Placement Shares and the Series C Common Shares, together with the shares of our Common Stock already issued in the Proposed Transactions and the shares of our Common Stock underlying securities already issued in the Proposed Transactions, would result in the issuance of in excess of 20% of our Common Stock based on the outstanding number of shares of Common Stock on August 17, 2018, the date of first issuance of securities in the Proposed Transactions.

Nasdaq Rule 5635(b) requires stockholder approval prior to an issuance of securities when the issuance will result in a change of control of the listed company, which Nasdaq generally deems to occur when, as a result of the issuance, an investor owns, or has the right to acquire, 20% or more of the outstanding shares of common stock or voting power. In addition to the Note, Mr. Grover currently owns 2,345,862 shares of Common Stock (including shares of Common Stock issued upon conversion of a note in the principal amount of $3,000,000), a 2014 Warrant exercisable for 782,608 shares of Common Stock, a 2015 Warrant exercisable for 200,000 shares of Common Stock, and a 2017 Warrant exercisable for 735,030 shares of Common Stock. In addition, following the Debt Exchange, upon issuance of the 747,664 Grover Shares which is included in the shares Mr. Grover currently owns, and the issuance of the Grover Warrant to purchase 631,579 shares of Common Stock, if Mr. Grover were to waive all limitations on exercise set forth in the warrants that had been issued to him, Mr. Grover would beneficially own 20% or more of our Common Stock, which Nasdaq may deem to result in a change of control.

We have sought stockholder approval for the sale and issuance of the Debt Exchange Transaction Shares, the shares of Common Stock included as part of the Common Stock Private Placement Shares remaining to be issued and the shares of Common Stock included as part of the Series C Common Shares remaining to be issued

NASDAQ 20% ISSUANCE PROPOSAL

Description of Proposal

We have sought stockholder approval as required by Nasdaq Rules 5635(b) and (d) (as described above) to enable us to issue shares our Common Stock in connection with the proposed Debt Exchange. In addition, we have also obtained stockholder approval for the issuance of the shares of Common Stock remaining to be issued included as part of the Common Stock Private Placement Shares and the shares of Common Stock remaining to be issued included as part of the Series C Common Shares.

The shares of Common Stock that could be issued pursuant to the Debt Exchange, Common Stock Private Placement and Preferred Offering consist of:

●
747,664 shares of Common Stock issuable to Grover upon the exchange of the $4,000,000 principal amount of the Grover Note at $5.35 per share.

●
631,579 shares of Common Stock issuable to Grover upon exercise of the Grover Warrant at an exercise price of $4.75 per share, which warrant is to be issued as part of the Debt Exchange.

●
30,000 shares of Common Stock issuable to Ascendant upon closing of the Debt Exchange

●
70,000 shares of Common Stock issuable to Ascendant upon exercise of the Advisor Warrants issuable to Ascendant upon closing of the Debt Exchange at an exercise price of $4.75 per share.

●
80,000 shares of Common Stock issuable to Ascendant upon exercise of the Advisor Warrants issuable to Ascendant upon closing of the Debt Exchange at an exercise price of $5.35 per share.

●
390,263 shares of Common Stock to be issued in the Common Stock Private Placement issuable upon effectiveness of the registration statement that we filed on October 17, 2018.

●
367,805 shares of Common Stock issuable to Investors as True-Up Shares in the Common Stock Private Placement.

●
1,394,726 shares of Common Stock issuable upon the conversion of Preferred Warrants issued in the Preferred Offering.

●
92,030 shares of Common Stock issuable upon the exercise of warrants which may be issued to the placement agent in accordance with the Placement Agent Agreement as further compensation in connection with the Preferred Offering, which is 10% of the Preferred Warrants issued to certain investors.

Vote Required

The affirmative vote of the holders of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote on the matter, excluding shares acquired in the Common Stock Private Placement under the Securities Purchase Agreement, is necessary under Nasdaq Marketplace Rule 5635 to approve the Nasdaq Issuance Proposals.

Interests of Certain Persons In The Transactions

None of the executive officers or directors of our Company have any interest in the Proposed Transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of November 13, 2018 by:
(1)	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our Common Stock;
(2)	each of our named executive officers as of November 13, 2018;
(3)	each of our directors; and
(4)	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. To our knowledge, no person or entity, except as set forth below, is the beneficial owner of more than 5% of the voting power of our Common Stock as of the close of business on November 13, 2018.

Under SEC rules, the calculation of the number of shares of our Common Stock beneficially owned by a person and the percentage ownership of that person includes both outstanding shares of our Common Stock then owned as well as any shares of our Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of November 13, 2018.  Shares subject to those options or warrants for a particular person are not included as outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our Common Stock on 23,613,857 shares of our Common Stock, which includes 22,836,193 shares of Common Stock outstanding as of November 13, 2018, 747,664 shares of Common Stock to be issued in the Debt Exchange and 30,000 Advisor Shares to be issued as noted above.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage Ownership
Executive Officers & Directors (1)
Stephan Wallach, Chairman and Chief Executive Officer	14,127,811	(2)	59.5%
David Briskie, President, Chief Financial Officer and Director	985,207	(3)	4.3%
Michelle Wallach, Chief Operating Officer and Director	14,125,000	(2)	59.5%
Richard Renton, Director	24,166	(4)	*
William Thompson, Director	13,000	(5)	*
Paul Sallwasser, Director	104,042	(6)	*
Kevin Allodi, Director	31,490	(7)	*
All Executive Officers & Directors, as a group (7 persons)	15,410,716		63.3%

Stockholders owning 5% or more
Carl Grover	2,593,711	(8)	9.99%
*less than 1%
___________________
(1)
Unless otherwise set forth below, the mailing address of Executive Officers, Directors and 5% or greater holders is c/o Youngevity International, Inc., 2400 Boswell Road, Chula Vista, California 91914.

(2)
Mr. Stephan Wallach, our Chief Executive Officer, owns 14,000,000 shares of Common Stock through joint ownership with his wife, Michelle Wallach, with whom he shares voting and dispositive control. Mr. Wallach also owns 2,811 shares and options to purchase 125,000 shares of Common Stock which are exercisable within 60 days of November 13, 2018 and are included in the number of shares beneficially owned by him and Ms. Wallach also owns options to purchase 125,000 shares of Common Stock which are exercisable within 60 days of November 13, 2018 and are included in the number of shares beneficially owned by her.

(3)
Mr. David Briskie, our President and Chief Financial Officer, owns 170,429 shares of Common Stock, and beneficially owns 100,028 shares of Common Stock owned by Brisk Investments, LP, 250,000 shares of Common Stock owned by Brisk Management, LLC. Mr. Briskie also owns options to purchase 514,750 shares of Common Stocks that are exercisable within 60 days of Novemer 13, 2018 and are included in the number of shares beneficially owned by him. Does not include 250,000 restricted stock units issued to Mr. Briskie in August 2017, of which each unit represents a contingent right to receive one share of Common Stock, vesting as follows: (i) Year 3 - 25,000 shares; (ii) Year 4 – 37,500 shares; (iii) Year 5 - 125,000 shares; and (iv) Year 6 – 62,500 shares; provided that Mr. Briskie continues to serve as an executive officer or otherwise is not terminated for cause prior to such dates.

(4)	Mr. Renton is a director of the Company, owns 13,616 shares of Common Stock. Mr. Renton also owns 11,550 options to purchase Common Stock which are exercisable within 60 days of November 13, 2018.
(5)
Mr. Thompson is a director of the Company, owns 14,000 options to purchase Common Stock which are exercisable within 60 days of November 13, 2018 and are included in the number of shares beneficially owned by him.

(6)
Mr. Sallwasser is a director of the Company and owns a 2014 Note in the principal amount of $75,000 convertible into 10,714 shares of Common Stock and a 2014 Warrant exercisable for 14,673 shares of Common Stock. Mr. Sallwasser also owns three 2017 Warrant’s exercisable for 6,262 shares of Common Stock. He also owns 67,393 shares of Common Stock, which includes 9,264 shares from the conversion of his 2017 Notes to Common Stock and an option to purchase 5,000 shares of Common Stock which are exercisable within 60 days of November 13, 2018.

(7)
Mr. Allodi is a director of the Company and owns 13,888 shares of Common Stock directly and 12,602 shares of Common Stock through joint ownership with his wife Nancy Larkin Allodi. Mr. Allodi also owns an option to purchase 5,000 shares of Common Stock which are exercisable within 60 days of November 13, 2018.

(8)
Share ownership is based on information contained in a Schedule 13D/A filed with the SEC on March 3, 2017, as updated by information provided by Mr. Grover and for Mr. Grover’s 2017 Note Conversion, 2015 Note Conversion and 2014 Note Conversion. Mr. Grover is the sole beneficial owner of 2,593,711 shares of Common Stock. Mr. Grover owns a 2014 Warrant exercisable for 782,608 shares of Common Stock. Mr. Grover also owns a 2015 Warrant exercisable for 200,000 shares of Common Stock. Mr. Grover also owns 2017 Warrants exercisable for 735,030 shares of Common Stock. Mr. Grover will also own a 2018 Warrant exercisable for 631,571 shares of Common Stock to be issued with the Debt Exchange. He also owns 2,345,862 shares of Common Stock which includes 1,122,233 shares from the conversion of his 2017 Notes to Common Stock, 428,571 shares from the conversion of his 2015 Note to Common Stock, 747,664 shares to be issued from the conversion of his 2014 Notes to Common Stock and 47,394 shares of Common Stock held by Mr. Grover. Mr. Grover has a contractual agreement with us that limits his exercise of warrants and conversion of notes such that his beneficial ownership of our equity securities to no more than 9.99% of the voting power of the Company at any one time and therefore his beneficial ownership does not include the shares of Common Stock issuable upon conversion of notes or exercise or warrants owned by Mr. Grover if such conversion or exercise would cause his beneficial ownership to exceed 9.99% of our outstanding shares of Common Stock. Mr. Grover’s address is 1010 S. Ocean Blvd., Apt. 1017, Pompano Beach, Florida 33062.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

As we obtained the requisite stockholder vote for the amendment to the Plan described in this Information Statement upon delivery of written consents from the holders of a majority of our outstanding shares of Common Stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

Dated: November 14, 2018

By Order of the Board of Directors

/s/ Stephan Wallach
Stephan Wallach
Chairman and Chief Executive Officer